                                                                    Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS





We consent to the reference to our firm under the caption "Experts" in this Pre-Effective Amendment No. 1 to Form S-3 (File No. 333-61799) Registration Statement of Boston Properties, Inc. and to the incorporation by reference therein of our reports indicated below with respect to the financial statements indicated below of Boston Properties, Inc.


                                                           Date of Independent
         Financial Statements                              Accountants Report
         --------------------                              -------------------

Financial statements of Boston Properties, Inc.             January 23, 1998
as of December 31, 1997 and for the period from             except for Note 16
June 23, 1997 to December 31, 1997, and of the Boston       for which the date
Properties Predecessor Group as of December 31, 1996        is February 2, 1998
and for the years ended December 31, 1996 and 1995, and for the period from January 1, 1997 to June 22, 1997.

Financial statement schedules of Boston Properties,         January 23, 1998
Inc. as of December 31, 1997.

Statement of revenue over certain operating expenses        August 17, 1998
of Riverfront Plaza for the year ended
December 31, 1997.

Statement of revenue over certain operating expenses        August 14, 1998
of the Mulligan/Griffin Portfolio for the year ended
December 31, 1997.

Statement of revenue over certain operating expenses        July 30, 1998
of the Carnegie Center Portfolio for the year ended
December 31, 1997.

Statement of revenue over certain operating expenses        July 24, 1998
of Prudential Center for the year ended
December 31, 1997.

Statement of revenue over certain operating expenses        July 10, 1998
of Metropolitan Square for the year ended
December 31, 1997.

Statement of revenue over certain operating expenses        November 25, 1997
of Riverfront Plaza for the year ended
December 31, 1996.

Statement of revenue over certain operating expenses        November 20, 1997
of Mulligan/Griffin Portfolio for the year ended
December 31, 1996.

                                                                    Exhibit 23.1



                                                           Date of Independent
         Financial Statements                              Accountants Report
         --------------------                              -------------------

Statement of revenue over certain operating expenses         November 3, 1997
of 100 East Pratt Street for the year ended
December 31, 1996

Statement of revenue over certain operating expenses         October 17, 1997
of 875 Third Avenue for the year ended
December 31, 1996

Statement of revenue over certain operating expenses         October 17, 1997
of 280 Park Avenue for the year ended
December 31, 1996.




                                   /s/ PricewaterhouseCoopers LLP
                                      ----------------------------------
                                       PricewaterhouseCoopers LLP

Boston, Massachusetts
September 10, 1998